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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, Each of the undersigned directors of KLA-Tencor Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints STUART J. NICHOLS as his or her true and lawful attorney-in-fact, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to up to 1,500,000 additional shares of common stock, $0.001 par value, of the Company, and an indeterminate number of plan interests to be offered and sold pursuant to the KLA-Tencor 401(k) Plan, as amended, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file such Registration Statements and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of May, 2001.

/s/ Kenneth Levy                            /s/ Kenneth L. Schroeder
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            Kenneth Levy                           Kenneth L. Schroeder

/s/ Edward W. Barnholt                      /s/ Richard J. Elkus, Jr.
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        Edward W. Barnholt                         Richard J. Elkus, Jr.

/s/ Dean O. Morton                          /s/ Jon D. Tompkins
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          Dean O. Morton                              Jon D. Tompkins

/s/ Lida Urbanek                            /s/ H. Raymond Bingham
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           Lida Urbanek                              H. Raymond Bingham

/s/ Robert T. Bond
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          Robert T. Bond